SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2002

                             HOME FINANCIAL BANCORP
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

0-28510                                                               35-1975585
(Commission File Number)                       (IRS Employer Identification No.)


                             279 East Morgan Street
                             Spencer, Indiana 47460
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 829-2095

Item 5. Other Events.

     Pursuant to General Instruction F, the press release issued July 2, 2002, concerning the Corporation's new President and Chief Executive Officer is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99   Press Release, dated July 2, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              /s/ Kurt D. Rosenberger
                                              ----------------------------------
                                              Kurt D. Rosenberger, President and
                                                         Chief Executive Officer

Dated: July 2, 2002.

                                                                      Exhibit 99



Press Release                                              FOR IMMEDIATE RELEASE
                                                           ---------------------
                                                   Contact:  Kurt D. Rosenberger
                                                          Phone:  (812) 829-2095




                        HOME FINANCIAL BANCORP ANNOUNCES
                              NEW CEO AND PRESIDENT

     Spencer, Indiana - (July 2, 2002) HOME FINANCIAL BANCORP, (NASDAQ Symbol "HWEN"), the holding company for a federal savings bank (the "Bank") based in Spencer, Indiana (the "Corporation"), announced that its Board of Directors unanimously elected Kurt D. Rosenberger as its President and CEO, effective today. Mr. Rosenberger previously served as the Corporation's Chief Financial Officer. Prior to joining the Corporation's subsidiary Bank in 1994, Mr. Rosenberger held various positions with the Office of Thrift Supervision, where he worked for eight years.

     Mr. Rosenberger succeeds Kurt J. Meier, who resigned from his positions as President, CEO and board member. Mr. Meier, who served as a director of the Corporation since its formation in 1996 and as President of the Bank since 1994, is leaving to pursue other business interests. Mr. Rosenberger and the Corporation's existing management team will assume Mr. Meier's former duties.

     The Corporation also announced that Mike Monnett, CPA, former Comptroller for the Corporation, has been named Executive Vice President and CFO. Mr. Monnett has served as a member of the board since 1998. Prior to joining the Corporation, Mr. Monnett served as a self-employed certified public accountant based in Cloverdale, Indiana for more than five years. Mr. Monnett has been in the public accounting sector since 1982, providing extensive small-business and individual accounting, tax and consulting service.

     Corporation Chairman, Frank R. Stewart, said, "We appreciate Kurt Meier's valuable contributions over the past 20 years and we wish him success in his future endeavors. Kurt Rosenberger's extensive regulatory and thrift background are excellent credentials for his new role with the Corporation and we look forward to his leadership."